INCOME TAXES - Components of Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 26, 2015	Dec. 27, 2014
Currently Payable:
Federal	$ 42,397	$ 34,672	$ 18,664
State and local	6,341	6,643	4,852
Foreign	6,143	5,599	5,619
Total current payable	54,881	46,914	29,135
Net Deferred:
Federal	(455)	(1,104)	4,128
State and local	438	96	1,079
Foreign	310	(36)	(193)
Total net deferred	293	(1,044)	5,014
Total income tax expense	$ 55,174	$ 45,870	$ 34,149